                                                          UNITED STATES
                                                SECURITIES AND EXCHANGE COMMISSION
                                                      WASHINGTON, D.C. 20549

                                                             FORM 8-K

                                                          CURRENT REPORT
                                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 14, 2002
                                                   ---------------------------------------------------------------------------------
                                                           LivePerson, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                        (Exact name of registrant as specified in its charter)
                  Delaware                                        0-30141                                     13-3861628
---------------------------------------------- ----------------------------------------------- -------------------------------------
        (State or other jurisdiction                            (Commission                                 (IRS Employer
              of incorporation)                                 File Number)                             Identification No.)

                           462 Seventh Avenue, 21st Floor, New York, New York                                         10018
--------------------------------------------------------------------------------------------------------- --------------------------
                                (Address of principal executive offices)                                           (Zip Code)

Registrant's telephone number, including area code        (212) 609-4200
                                                      ------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         LivePerson, Inc. ("LivePerson") received a letter, dated August 14, 2002, from The Nasdaq Stock Market, Inc., stating that LivePerson will be provided an additional 180 calendar days to achieve compliance with Nasdaq Marketplace Rule 4310(c)(4), which requires the bid price of LivePerson's common stock to be not less than $1.00 per share. If LivePerson is not in compliance with Nasdaq's minimum bid price rule by February 10, 2003, Nasdaq will notify LivePerson that its common stock will be delisted from the Nasdaq SmallCap Market. If such event occurs, LivePerson could appeal the decision to a Nasdaq Listing Qualifications Panel.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 LIVEPERSON, INC.
                                    --------------------------------------------
                                                  (Registrant)

         August 14, 2002                  /s/ TIMOTHY E. BIXBY
--------------------------------    --------------------------------------------
             Date                             Timothy E. Bixby
                                       President, Chief Financial Officer
                                               and Secretary